UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 5, 2011
METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188

(Address of Principal Executive Offices)	(Zip Code)
212-578-2211

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.
      The slide presentations attached hereto as Exhibit 99.1, and incorporated herein by reference, will be presented at MetLife, Inc.’s year-end investor conference call on December 5, 2011 and may be used by MetLife, Inc. (the “Company”) in various other presentations to investors. The slide presentations are furnished and not filed pursuant to Instruction B.2 of Form 8-K.
Item 7.01.     Regulation FD.
      The slide presentations attached hereto as Exhibit 99.1, and incorporated herein by reference, will be presented at the Company’s year-end investor conference call on December 5, 2011 and may be used by the Company in various other presentations to investors. The slide presentations are furnished and not filed pursuant to Instruction B.2 of Form 8-K.
     On December 5, 2011, the Company issued a press release announcing 2012 guidance and expected 2011 financial results, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The press release is furnished and not filed pursuant to Instruction B.2 of Form 8-K.
Item 8.01     Other Events.
     In October 2010, the Financial Accounting Standards Board issued new guidance regarding accounting for deferred acquisition costs (Accounting Standards Update 2010-26, Financial Services - Insurance (Topic 944): Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts) (“ASU 2010-26”), effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. ASU 2010-26 specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as deferred acquisition costs (”DAC”); all other acquisition-related costs must be expensed as incurred. Under the new guidance, advertising costs may only be included in DAC if the capitalization criteria in the direct-response advertising guidance in Subtopic 340-20, Other Assets and Deferred Costs - Capitalized Advertising Costs, are met. As a result, certain direct marketing, sales manager compensation and administrative costs currently capitalized by the Company will no longer be deferred. The Company plans to adopt ASU 2010-26 effective January 1, 2012 and to apply it retrospectively to all prior periods presented in its consolidated financial statements for all insurance contracts. The Company estimates that DAC will be reduced by approximately $3.1 billion to $3.9 billion and total equity will be reduced by approximately $2.1 billion to $2.6 billion, net of tax as of the date of adoption. In addition, the Company expects a reduction in prior period earnings as a result of applying the new guidance retrospectively. The final impacts may be different due to changes in financial market performance, DAC assumption updates and sales.
Item 9.01.     Financial Statements and Exhibits.
      (a) Not applicable.
      (b) Not applicable.
      (c) Not applicable.
      (d) Exhibits

99.1	Slide presentations to be presented at the Company’s year-end investor conference call on December 5, 2011. The slide presentations are furnished and not filed pursuant to Instruction B.2 of Form 8-K.

99.2	Press release of the Company, dated December 5, 2011, announcing 2012 guidance and expected 2011 financial results. The press release is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.
By:	/s/ Christine M. DeBiase

	Name:	Christine M. DeBiase
	Title:	Vice President and Secretary

Date: December 5, 2011

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT

99.1	Slide presentations to be presented at the Company’s year-end investor conference call on December 5, 2011. The slide presentations are furnished and not filed pursuant to Instruction B.2 of Form 8-K.

99.2
Press release of the Company, dated December 5, 2011, announcing 2012 guidance and expected 2011 financial results, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The press release is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

4